UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2019

SENECA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	000-55853	82-3128044
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

35 Oswego Street, Baldwinsville, New York		13027
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:          (315) 638-0233

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 21, 2019, William J. Gould resigned from the Boards of Directors of Seneca Financial Corp. (the “Company”), Seneca Financial MHC (“MHC”) and Seneca Savings (the “Bank”). Mr. Gould had no disagreement with management that caused his resignation.

(e) On May 21, 2019, the stockholders of the Company approved the Company’s 2019 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and the Bank. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 18, 2019. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective on May 21, 2019, the Board of Directors of the Company amended the Company’s bylaws to decrease the number of directors that comprise the Board from eight members to seven members. The Amended and Restated Bylaws of the Company is filed as Exhibit 3.2 to this Current Report on Form 8-K.
Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 21, 2019.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2019. All proposals were approved by the Company’s stockholders.  The final results of the stockholder vote were as follows:

1. Election of directors for the terms noted below.

	For	Withheld	Broker Non-Votes
Kenneth Major (one year)	1,357,150	172,097	312,012
Robert Savicki (two years)	1,357,150	172,097	312,012
James Hickey (three years)	1,392,675	136,572	312,012
William Le Beau (three years)	1,415,292	113,955	312,012

2.	The ratification of the appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
1,787,934	12,653	40,672	—

3.	The approval of the Company’s 2019 Equity Incentive Plan.

With MHC Shares
For	Against	Abstain	Broker Non-Votes
1,369,884	156,818	2,545	312,012

Without MHC Shares
For	Against	Abstain	Broker Non-Votes
301,266	156,818	2,545	312,012

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Seneca Financial Corp., dated as of May 21, 2019
10.1

Seneca Financial Corp. 2019 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 18, 2019 (file no. 000-55853))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENECA FINANCIAL CORP.

DATE: May 22, 2019	By: /s/ Vincent J. Fazio
Vincent J. Fazio
Executive Vice President and Chief Financial Officer